UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 26, 2025

IMMIX BIOPHARMA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41159	45-4869378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11400 West Olympic Blvd., Suite 200

Los Angeles, CA 90064

(Address of principal executive offices)

(310) 651-8041

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b)of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.0001 per share	IMMX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

This Current Report on Form 8-K is being filed solely to file newly dated consents of KMJ Corbin & Company LLP, formerly the independent registered public accounting firm of Immix Biopharma, Inc. (the “Company”), and Crowe LLP, currently the independent registered accounting firm of the Company, each dated November 26, 2025, to the incorporation by reference of their reports dated March 29, 2024, and March 24, 2025, respectively, relating to the consolidated financial statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “Form 10-K”) filed with the Securities and Exchange Commission on March 25, 2025, into the Company’s Registration Statement on Form S-3 (No. 333-290725)(the “Registration Statement”), as well as the reference to each of KMJ Corbin & Company LLP and Crowe LLP, under the heading “Experts” in the prospectus included as part of the Registration Statement. The updated consents discussed above are filed as Exhibits 23.2 and 23.1 hereto, respectively, and are incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
23.1	Consent of Crowe LLP
23.2	Consent of KMJ Corbin & Company LLP
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immix Biopharma, Inc.

Dated: November 26, 2025	/s/ Ilya Rachman
Ilya Rachman, Ph.D., M.D.
Chief Executive Officer